Exhibit 99.1
News Release
MoneyGram International Announces Completion of Syndication Process
for $540 million Senior Secured Credit Facility
DALLAS, April 15, 2011 — MoneyGram International, Inc. (NYSE:MGI), a leading global payment services company, today announced that the syndication process has been completed for its new $540 million senior secured credit facility consisting of a $150 million, five-year revolving credit facility and a $390 million, six-year term loan. The net proceeds from the term loan under the new credit facility will be used to consummate the Company’s previously announced recapitalization and to refinance the Company’s existing credit facility. The proposed term loan is expected to bear interest at LIBOR plus 3.25% (with a LIBOR floor of 1.25%).
“Completion of the syndication process is an important step toward the consummation of our recapitalization agreement. We are very pleased with the lender group and the terms of this new credit facility and we are hopeful we will be closing on the recapitalization and the new facility in mid-May,” said Pamela H. Patsley, MoneyGram’s Chairman and Chief Executive Officer.”
The recapitalization agreement is subject to certain closing conditions, including the approval of the recapitalization by the affirmative vote of a majority of the outstanding shares of the Company’s common stock (excluding any common shares held by affiliates of Thomas H. Lee Partners and its co-investors or affiliates of Goldman Sachs) voting on the recapitalization at a special meeting of the Company’s stockholders currently scheduled for May 18 and the closing of the new senior credit facility or other satisfactory financing.
Closing on the new credit facility is subject to finalization and execution of the new credit agreement with the lenders and customary terms and conditions. Closing on the new credit facility will take place in conjunction with the closing of the recapitalization.
Additional Information and Where to Find It
The recapitalization will be submitted to MoneyGram’s stockholders for their consideration, and MoneyGram filed with the SEC on April 12, 2011 a definitive proxy statement to be used to solicit stockholder approval of the proposed transaction. MoneyGram’s stockholders are urged to read the proxy statement regarding the proposed transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement, as well as other filings containing information about MoneyGram, at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement and the SEC filings that are incorporated by reference in the proxy statement will also be provided to MoneyGram’s stockholders, without charge, by directing a request to: MoneyGram International Inc., 2828 N. Harwood St., 15th Floor, Dallas, Texas 75201, Attention: Investor Relations, or by telephone at (214) 999-7552 or by email ir@moneygram.com.

Participants in the Solicitation
MoneyGram and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from MoneyGram stockholders in favor of the transaction. Information concerning persons who may be deemed participants in the solicitation of MoneyGram’s stockholders under the rules of the SEC is set forth in the definitive proxy statement filed with the SEC on April 12, 2011.
About MoneyGram International, Inc.
MoneyGram International, Inc. is a leading global payment services company. The Company’s major products and services include global money transfers, money orders and payment processing solutions for financial institutions and retail customers. MoneyGram is a New York Stock Exchange listed company with 227,000 global money transfer agent locations in 191 countries and territories. For more information, visit the Company’s website at www.moneygram.com.
Forward Looking Statements
The statements contained in this press release regarding MoneyGram International, Inc. that are not historical and factual information contained herein, particularly those statements pertaining to MoneyGram’s expectations, guidance or future operating results, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and are made under the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are only as of the date they are made, and unless legally required, MoneyGram undertakes no obligation to update or revise publicly any forward-looking statement. Words such as “estimates,” “expects,” “projects,” “plans” and other similar expressions or future or conditional verbs such as “will,” “should,” “could,” and “would” are intended to identify such forward-looking statements. These forward-looking statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. For instance, although MoneyGram, THL and Goldman Sachs have entered into the Recapitalization Agreement, there is no assurance that they will complete the proposed recapitalization. The Recapitalization Agreement will terminate if the companies do not receive the necessary approval of MoneyGram’s stockholders or if MoneyGram, THL or Goldman Sachs fail to satisfy conditions to closing. These forward-looking statements are also subject to changes in circumstances due to a number of factors, including, but not limited to the following: (a) our substantial dividend and debt service obligations and our covenant requirements which could impact our ability to obtain additional financing and to operate and grow our business; (b) sustained illiquidity of global financial markets which may adversely affect our liquidity and our agents’ liquidity, our access to credit and capital and our agents’ access to credit and capital and our earnings on our investment portfolio; (c) weak economic conditions generally and in geographic areas or industries that are important to our business which may cause a decline in our money transfer growth rate and transaction volume and/or revenue; (d) a material slow down or complete disruption of international migration patterns which could adversely affect our money transfer volume and growth rate; (e) a loss of material retail agent relationships or a reduction in transaction volume from them; (f) our ability to develop and implement successful pricing strategies for our services; (g) stockholder lawsuits and other litigation or government investigations of the Company or its agents which could result in material costs, settlements, fines or penalties; (h) our ability to maintain sufficient banking relationships; (i) our ability to attract and retain key employees; (j) our ability to maintain capital sufficient to pursue our growth strategy, fund key strategic initiatives and meet evolving regulatory requirements; (k) our ability to successfully and timely implement new or enhanced technology and infrastructure, delivery methods and product and service offerings and to invest in products, services and infrastructure; (l) our ability to adequately protect our brand and our other intellectual property rights and to avoid infringing on third-party intellectual property rights; (m) competition from large competitors, niche competitors or new competitors that may enter the markets in which we operate; (n) the impact of laws and regulatory requirements including the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations required to be developed thereunder, and other industry practices in the U.S. and abroad, including changes in laws, regulations or other industry practices and standards that may increase our costs of doing business, reduce the market for or value of our services or change our relationships with our customers, investors and other stakeholders; (o) our offering of money transfer services through agents in regions that are politically volatile or, in a limited number of cases, are subject to certain Office of Foreign Assets Control restrictions which could result in contravention of U.S. law or regulations by us or our agents which could subject us to fines and penalties and cause us reputational harm; (p) a breakdown, catastrophic event, security breach, privacy breach, improper operation or other event impacting our systems or processes or our vendors’, agents’ or financial institution customers’ systems or processes, which could result in financial loss, loss of customers, regulatory sanctions and damage to our brand and reputation; (q) our ability to scale our technology to match our business and transactional growth; (r) our ability to manage our credit exposure to retail agents and financial institution customers; (s) our ability to mitigate fraud risks from consumers, agents and other third parties; (t) our ability to successfully manage risks associated with running Company-owned retail locations and acquiring new businesses; (u) our ability to successfully manage risks associated with our international sales and operations including the potential for political, economic or other instability in countries that are important to our business; (v) our compliance with the internal control provisions of Section 404 of the Sarbanes-Oxley Act of 2002; (w) the outcome of positions we take with respect to federal, state, local and international taxation; (x) additional risk factors described in our other filings with the Securities and Exchange Commission from time to time.
###
Contacts
Media:
Lynda Michielutti
952-591-3846
lmichielutti@moneygram.com
Investors:
Alex Holmes
214-999-7505
aholmes@moneygram.com